GOLUB CAPITAL BDC, INC. INVESTOR PRESENTATION QUARTER ENDED MARCH 31, 2017

Disclaimer 2 Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and registration statements on Form N-2. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction or projection of future results, and there can be no assurance that we will achieve similar results in the future.

1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP performance result. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors ( the “Investment Advisory Agreement”). The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended March 31, 2017 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. Refer to slide 4 for a reconciliation to the nearest GAAP measure, net investment income per share. Summary of Quarterly Results 3 Second Fiscal Quarter 2017 Highlights − Net increase in net assets resulting from operations (i.e. net income) for the quarter ended March 31, 2017 was $20.7 million, or $0.38 per share, as compared to $19.0 million, or $0.34 per share, for the quarter ended December 31, 2016. − Net investment income for the quarter ended March 31, 2017 was $16.5 million, or $0.30 per share, as compared to $16.9 million, or $0.31 per share, for the quarter ended December 31, 2016. Excluding a $0.9 million accrual for the capital gain incentive fee under GAAP, net investment income for the quarter ended March 31, 2017 was $17.4 million, or $0.321 per share, as compared to $17.4 million, or $0.321 per share, when excluding a $0.5 million accrual for the capital gain incentive fee under GAAP for the quarter ended December 31, 2016. − Net realized and unrealized gain on investments and secured borrowings of $4.2 million, or $0.08 per share, for the quarter ended March 31, 2017 was the result of a $0.7 million net realized gain and $3.5 million of net unrealized appreciation. This compares to a net realized and unrealized gain on investments and secured borrowings of $2.0 million, or $0.03 per share, for the quarter ended December 31, 2016. − Net asset value per share rose to $15.88 at March 31, 2017 from $15.74 at December 31, 2016 due to net income in excess of our quarterly dividend and accretion from completing a follow-on common stock offering on March 24, 2017 at a premium to net asset value per share. − New middle-market investment commitments totaled $97.1 million for the quarter ended March 31, 2017. Including investments of $8.9 million in Senior Loan Fund LLC (“SLF”), total new investment commitments were $106.0 million. Approximately 53% of the new investment commitments were senior secured loans, 38% were one stop loans, 8% were investments in SLF, and 1% were investments in equity securities. Overall, total investments in portfolio companies at fair value increased by approximately 2.2%, or $37.7 million during the quarter ended March 31, 2017.

1. As a supplement to GAAP financial measures, the Company has provided this non-GAAP performance result. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Investment Advisory Agreement. The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended March 31, 2017 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. 2. Excludes SLF. 3. Includes a special distribution of $0.25 per share. Financial Highlights 4 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Earnings per share $ 0.28 $ 0.35 $ 0.30 $ 0.34 $ 0.38 Net investment income per share 0.33 0.31 0.32 0.31 0.30 Accrual / (Reversal) for capital gain incentive fee per share (0.01) 0.01 0.00 0.01 0.02 Net investment income before accrual for capital gain incentive fee per share 1 0.32 0.32 0.32 0.32 0.32 Net realized/unrealized gain (loss) per share (0.05) 0.04 (0.02) 0.03 0.08 Net asset value per share 15.85 15.88 15.96 15.74 15.88 Distributions paid per share 0.32 0.32 0.32 0.573 0.32 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Investments in Portfolio Companies, at Fair Value (000s) $ 1,494,683 $ 1,517,445 $ 1,556,384 $ 1,587,523 $ 1,617,875 Investments in SLF, at Fair Value (000s) $ 117,019 $ 111,064 $ 104,228 $ 108,779 $ 116,130 Total Fair Value of Investments (000s) $ 1,611,702 $ 1,628,509 $ 1,660,612 $ 1,696,302 $ 1,734,005 Number of Portfolio Company Investments 2 176 185 183 182 185 Average Investment Size (000s) 2 $ 8,493 $ 8,202 $ 8,505 $ 8,723 $ 8,745 Fair Value as a Percentage of Principal (Loans) 98.6% 98.8% 98.8% 98.8% 98.9%

Asset Mix of New Investments Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Senior Secured 24% 17% 14% 22% 53% One Stop 72% 81% 85% 70% 38% Second Lien 0% 0% 0% 0% 0% Subordinated Debt 0% 0% 0% 0% 0% Investment in SLF 3% 0% 0% 7% 8% Equity 1% 2% 1% 1% 1% Select Portfolio Funds Roll Data (in millions) Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 New Investment Commitments $ 155.7 $ 156.0 $ 179.4 $ 122.7 $ 106.0 Exits and Sales of Investments 1 76.5 139.4 151.3 93.9 73.2 Net Funds Growth 2 83.2 16.8 32.1 35.7 37.7 * Represents an amount less than 0.1%. 1. Includes full and partial payoffs and sales of $45.9 million to SLF. 2. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net fundings on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. Portfolio Highlights – New Originations 5 Originations and Net Funds Growth − New investment commitments totaled $106.0 million for the quarter ended March 31, 2017. − Total investments at fair value increased by 2.2%, or $37.7 million, for the quarter ended March 31, 2017 from December 31, 2016. During the quarter ended March 31, 2017, SLF purchased $45.9 million of investments and unfunded commitments at fair value from the Company. * *

6 Portfolio Highlights – Portfolio Diversity as of March 31, 2017 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 $1,612 $1,629 Historical Investment Portfolio ($mm) 75% 11% 76% 11% 78% 10% 79% 10% 77% 11% Equity Inv. in SLF One Stop Senior Secured Investment Portfolio $1,618mm1 // 185 Investments1 – Average Size $8.7mm Sub. Debt 2 Second Lien 3% 2% 2% 1% 1% 4% 4% 4% 4% 4% 7% 7% 6% 6% 7% 1. Excludes investment in SLF. 2. The subordinated debt investments held in all periods presented represent an amount less than 1.0% $1,661 $1,696 $1,734

20% 17% 8% 8% 7% 5% 4% 4% % 4% 3% 7% 13% Healthcare, Education and Childcare Diversified/Conglomerate Service Retail Stores Beverage, Food and Tobacco Electronics Diversified/Conglomerate Manufacturing Leisure, Amusement, Motion Pictures, Entertainment Aerospace and Defense Personal, Food and Miscellaneous Services Personal and Non Durable Consumer Products (Mfg. Only) Senior Loan Fund Other 7 Portfolio Highlights – Portfolio Diversity as of March 31, 2017 Industry Diversity of InvestmentsDiversity by Investment Size 1. The percentage of fixed rate loans and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. Top 25 Investments 37% Remaining 160 Investments 56% SLF 7% Interest Rate on Loans1 Top 10 Investments 19% Fixed - 0.5% 99.5% Floating

Portfolio Rotation – Debt Investments Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Weighted average interest rate of new investments 1,2 7.2% 7.2% 7.6% 6.9% 6.4% Weighted average interest rate on investments that were sold or paid-off 2,3 7.0% 6.8% 6.8% 6.9% 6.5% Weighted average spread over LIBOR of new floating rate investments 2 6.1% 6.2% 6.6% 5.9% 5.4% Weighted average interest rate of new fixed rate investments N/A 10.6% 10.8% N/A N/A Weighted average fees on new investments 1.8% 2.1% 2.1% 1.6% 1.2% Portfolio Highlights – Spread Analysis 8 8.0% 8.2% 8.5% 8.1% 8.2% 7.6% 7.6% 7.8% 7.7% 7.7% 3.3% 3.3% 3.4% 3.4% 3.5% 4.7% 4.9% 5.1% 4.7% 4.7% 0.6% 0.7% 0.9% 1.0% 1.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Investment income yield Income yield Weighted average cost of debt Weighted average net investment spread 3-Month London Interbank Offered Rate ("LIBOR") 5 7 6 4 1. Weighted average interest rate on new investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a LIBOR or Prime rate option, the contractual rate is calculated using current LIBOR at the time of funding, the spread over LIBOR and the impact of any LIBOR floor. For variable rate loans that only have a Prime rate option, the contractual rate is calculated using current Prime at the time of funding, the spread over Prime and the impact of any Prime floor. For fixed rate loans, the contract rate is the stated fixed rate. 2. Excludes activity on the subordinated note investment in SLF. 3. Excludes exits on investments on non-accrual status. 4. Investment income yield is calculated as (a) the actual amount earned on earning investments, including the subordinated note investment in SLF, including interest and fee income and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. On December 30, 2016, the subordinated notes previously issued by SLF were redeemed in full and terminated. 5. Income yield is calculated as (a) the actual amount earned on earning investments, including the subordinated note investment in SLF, including interest and fee income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. On December 30, 2016, the subordinated notes previously issued by SLF were redeemed in full and terminated. 6. The weighted average cost of debt is calculated as (a) the actual amount incurred on debt obligations divided by (b) the daily average of total debt obligations. 7. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt.

1. Please see Internal Performance Ratings definitions on the following page. Portfolio Highlights – Credit Quality 9 Credit Quality – Investment Portfolio − Fundamental credit quality at March 31, 2017 remains strong with non-accrual investments as a percentage of total investments at cost and fair value of 0.3% and 0.1%, respectively. − Over 85.0% of the investments in our portfolio continue to have an Internal Performance Rating1 of 4 or higher as of March 31, 2017. Non-Accrual – Debt Investments Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Non-accrual investments at amortized cost (000s) $ 13,104 $ 5,278 $ 5,278 $ 5,278 $ 5,278 Non-accrual investments / Total investments at amortized cost 0.8% 0.3% 0.3% 0.3% 0.3% Non-accrual investments at fair value (000s) $ 4,282 $ 1,326 $ 1,326 $ 1,101 $ 1,110 Non-accrual investments / Total investments at fair value 0.3% 0.1% 0.1% 0.1% 0.1%

Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination September 30, 2016 December 31, 2016 March 31, 2017 Internal Performance Rating Investments at Fair Value (000s) % of Total Portfolio Investments at Fair Value (000s) % of Total Portfolio Investments at Fair Value (000s) % of Total Portfolio 5 $ 93,768 5.7% $ 75,633 4.5% $ 218,405 12.6% 4 $ 1,380,274 83.1% $ 1,406,965 82.9% $ 1,298,557 74.9% 3 $ 176,464 10.6% $ 196,001 11.6% $ 212,322 12.2% 2 $ 9,950 0.6% $ 17,772 1.0% $ 4,781 0.3% 1 $ 156 0.0% $ (69) 0.0% $ (60) 0.0% Total $ 1,660,612 100.0% $ 1,696,302 100.0% $ 1,734,005 100.0% Portfolio Highlights – Portfolio Ratings 10 Portfolio Risk Ratings Internal Performance Ratings Definition * Represents an amount less than 0.1%. * 1. The negative fair value is the result of an unfunded commitment being valued below par. 1 1 **

Quarterly Statements of Financial Condition 11 1. On September 13, 2011, we received exemptive relief from the SEC to permit us to exclude the debt of our small business investment company (“SBIC”) subsidiaries from our 200% asset coverage test. As such, asset coverage and regulatory leverage exclude the Small Business Administration (“SBA”) debentures of our SBICs. As of (Dollar amounts in 000s, except per share data) March 31, 2016 (unaudited) June 30, 2016 (unaudited) September 30, 2016 (audited) December 31, 2016 (unaudited) March 31, 2017 (unaudited) Assets Investments, at fair value $ 1,611,702 $ 1,628,509 $ 1,660,612 $ 1,696,302 $ 1,734,005 Cash and cash equivalents 5,335 3,167 10,947 5,709 4,614 Restricted cash and cash equivalents 36,863 58,727 78,593 66,016 39,330 Other assets 11,115 6,293 6,357 6,059 6,278 Total Assets $ 1,665,015 $ 1,696,696 $ 1,756,509 $ 1,774,086 $ 1,784,227 Liabilities Debt $ 840,050 $ 862,050 $ 864,700 $ 889,500 $ 863,650 Unamortized debt issuance costs (6,454) (6,051) (5,627) (5,257) (4,921) Secured borrowings, at fair value 334 326 475 462 448 Interest payable 3,136 5,300 3,229 5,937 3,637 Management and incentive fee payable 9,590 11,335 12,763 11,812 12,328 Other liabilities 2,109 3,755 2,144 2,062 2,204 Total Liabilities 848,765 876,715 877,684 904,516 877,346 Total Net Assets 816,250 819,981 878,825 869,570 906,881 Total Liabilities and Net Assets $ 1,665,015 $ 1,696,696 $ 1,756,509 $ 1,774,086 $ 1,784,227 Net Asset Value per Share $ 15.85 $ 15.88 $ 15.96 $ 15.74 $ 15.88 GAAP leverage 1.03x 1.06x 0.99x 1.03x 0.96x Regulatory leverage 1 0.75x 0.74x 0.67x 0.70x 0.64x Asset coverage 1 233.5% 234.5% 248.8% 242.6% 255.3%

Quarterly Operating Results 12 For the three months ended (Dollar amounts in 000s, except share and per share data) March 31, 2016 (unaudited) June 30, 2016 (unaudited) September 30, 2016 (unaudited) December 31, 2016 (unaudited) March 31, 2017 (unaudited) Investment Income Interest income $ 29,110 $ 30,867 $ 32,615 $ 32,697 $ 30,954 Dividend income 1,178 1,179 1,274 898 2,425 Fee income 474 60 614 254 178 Total Investment Income 30,762 32,106 34,503 33,849 33,557 Expenses Interest and other debt financing expenses 6,833 7,019 7,141 7,606 7,674 Base management fee 5,405 5,567 5,734 5,837 5,848 Incentive fee 180 2,311 3,004 2,091 2,110 Other operating expenses 1,445 1,324 1,396 1,352 1,371 Total Expenses 13,863 16,221 17,275 16,886 17,003 Excise tax 31 - - 10 7 Net Investment Income after excise tax 16,868 15,885 17,228 16,953 16,547 Net Gain (Loss) on Investments and Secured Borrowings Net realized gain (loss) on investments 178 (5,416) 6,514 907 686 Net unrealized appreciation (depreciation) on investments and secured borrowings (2,869) 7,820 (7,643) 1,124 3,507 Net gain (loss) on investments and secured borrowings (2,691) 2,404 (1,129) 2,031 4,193 Net Increase in Net Assets Resulting from Operations $ 14,177 $ 18,289 $ 16,099 $ 18,984 $ 20,740 Per Share Earnings Per Share $ 0.28 $ 0.35 $ 0.30 $ 0.34 $ 0.38 Net Investment Income Per Share $ 0.33 $ 0.31 $ 0.32 $ 0.31 $ 0.30 Distributions Paid $ 0.32 $ 0.32 $ 0.32 $ 0.571 $ 0.32 Weighted average common shares outstanding 51,382,676 51,513,685 53,567,275 55,064,870 55,395,179 Common shares outstanding at end of period 51,511,221 51,623,325 55,059,067 55,237,037 57,103,423 1. Includes a special distribution of $0.25 per share.

Financial Performance Highlights 13 7.0% 9.0% 7.5% 8.6% 9.6% 6% 8% 10% 12% Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Net Income $14.60 $14.66 $14.80 $15.12 $15.21 $15.23 $15.41 $15.44 $15.55 $15.55 $15.61 $15.74 $15.80 $15.89 $15.85 $15.88 $15.96 $15.99 $16.13 $14.60 $14.66 $14.80 $15.12 $15.21 $15.23 $15.41 $15.44 $15.55 $15.55 $15.61 $15.74 $15.80 $15.89 $15.85 $15.88 $15.96 $15.74 $15.88 $14.00 $14.25 $14.50 $14.75 $15.00 $15.25 $15.50 $15.75 $16.00 $16.25 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Quarterly Distributions Annualized Return on Average Equity1 GBDC Quarterly NAV per Common Share Since FY 2012 Q4 1. The net income annualized return on average equity is calculated as (a) the net increase in assets resulting from operations for the period presented divided by (b) the daily average of total net assets and does not represent a return to any investor in the Company. 2. As a supplement to GAAP financial measures, the Company has provided this non-GAAP performance result. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per common share for each quarter excluding the impact of a special distribution that was paid on December 29, 2016 and shows the pro forma change to the Company’s NAV after payment of recurring distributions. $0.32 $0.32 $0.32 $0.32 $0.32 $0.25 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Regular Distribution Special Distribution $0.57 8.4% Net Asset Value per Common Share Net Asset Value per Common Share If No Special Distribution Were Paid2 5 qtr. wtd. avg.:

Portfolio Highlights – Senior Loan Fund LLC 14 − The annualized quarterly return for the quarter ended March 31, 2017 was 10.8%, up from 7.1% for the quarter ended December 31, 2016. The annualized quarterly return improved for the quarter ended March 31, 2017 as there was a net gain on mark-to-market valuations, as compared to a net loss for the quarter ended December 31, 2016. − Total investments at fair value for the quarter ended March 31, 2017 were $350.7 million, an increase of 5.2%, or $17.4 million, from December 31, 2016. SLF purchased $45.9 million of investments and unfunded commitments from GBDC at fair value which was offset by $28.5 million of payoffs and sales. − Subject to leverage and borrowing base restrictions, as of March 31, 2017, SLF had approximately $75.3 million of remaining commitments and $1.1 million of availability on its revolving credit facility. 1. The Company’s annualized total return is calculated by dividing total income (loss) earned on the Company’s investments in SLF by the combined daily average of its investments in (1) the principal of the SLF subordinated notes, if any, and (2) the net asset value of the SLF LLC equity interests. Annualized total return excludes the impact of management fees and incentive fees that may be charged by GC Advisors based on the Company’s investments in SLF and the income from such investments. (Dollar amounts in 000s) As of Balance Sheet March 31, 2016 (unaudited) June 30, 2016 (unaudited) September 30, 2016 (audited) December 31, 2016 (unaudited) March 31, 2017 (unaudited) Total investments, at fair value $ 360,900 $ 350,565 $ 323,510 $ 333,275 $ 350,652 Cash and other assets 22,973 7,178 9,276 11,735 7,307 Total assets $ 383,873 $ 357,743 $ 332,786 $ 345,010 $ 357,959 Senior credit facility $ 246,400 $ 231,550 $ 214,050 $ 220,600 $ 224,750 Unamortized debt issuance costs (1,719) (1,336) (949) (563) (184) Other liabilities 5,456 599 567 654 673 Total liabilities 250,137 230,813 213,668 220,691 225,239 Subordinated debt and members’ equity 133,736 126,930 119,118 124,319 132,720 Total liabilities and members’ equity $ 383,873 $ 357,743 $ 332,786 $ 345,010 $ 357,959 Senior leverage 1.84x 1.82x 1.80x 1.77x 1.69x (Dollar amounts in 000s) For the three months ended GBDC Return on Investments in SLF March 31, 2016 (unaudited) June 30, 2016 (unaudited) September 30, 2016 (unaudited) December 31, 2016 (unaudited) March 31, 2017 (unaudited) Total income (loss) $ 3,049 $ 3,685 $ 852 $ 1,887 $ 2,987 Annualized total return 1 10.8% 12.6% 3.0% 7.1% 10.8%

Liquidity and Investment Capacity 15 Cash and Cash Equivalents − Unrestricted cash and cash equivalents totaled $4.6 million as of March 31, 2017. − Restricted cash and cash equivalents totaled $39.3 million as of March 31, 2017. Restricted cash is held in our securitization vehicles, SBIC subsidiaries and our revolving credit facility subsidiary and is reserved for quarterly interest payments and is also available for new investments that qualify for acquisition by these entities. Debt Facilities - Availability − Revolving Credit Facility – As of March 31, 2017, subject to leverage and borrowing base restrictions, we had approximately $70.3 million of remaining commitments and $35.1 million of availability on our $200.0 million revolving credit facility with Wells Fargo. On May 2, 2017, the revolving credit facility with Wells Fargo was amended to, among other things, increase the size of the credit facility from $200 million to $225 million. − SBIC Debentures – As of March 31, 2017, through our SBIC licensees, we had $67.0 million of debenture commitments, of which $17.0 million was available to be drawn, subject to customary SBA regulatory requirements. − GC Advisors Revolving Credit Facility – As of March 31, 2017, we had $20.0 million of remaining commitments and availability on our $20.0 million unsecured revolving credit facility with GC Advisors. Common Stock Issuances − Public Offering - On March 21, 2017, we priced a public offering of 1.75 million shares of our common stock at a public offering price of $19.03 per share, raising $32.3 million in net proceeds after underwriting discounts and commissions and before expenses. The public offering price was 1.21x our most recently reported NAV per share at the time of the share issuance. On April 6, 2017, we sold an additional 262,500 shares pursuant to the underwriter’s exercise of the option to purchase additional shares of our common stock.

Debt Facilities 16 Tranche Rating (M/S) Par Amount ($mm) Interest Rate Stated Maturity Reinvestment Period Class A-1 Notes Aaa/AAA $191.0 3 Month LIBOR + 1.75% April 25, 2026 April 28, 2018 Class A-2 Notes Aaa/AAA $20.0 3 Month LIBOR + 1.95% April 25, 2026 April 28, 2018 Class B Notes Aa2/AA $35.0 3 Month LIBOR + 2.50% April 25, 2026 April 28, 2018 Total Notes Issued 2 $246.0 Tranche Rating (M/S) Par Amount ($mm) Interest Rate Stated Maturity Reinvestment Period Class A-Refi Notes Aaa/AAA $205.0 3 Month LIBOR + 1.90% July 20, 2023 July 20, 2018 Total Notes Issued 1 $205.0 Issuer Amount Outstanding ($mm) Maximum Commitment ($mm) Interest Rate Stated Maturity Reinvestment Period Wells Fargo Revolving Credit Facility 3 $129.7 $225.0 1 Month LIBOR + 2.25% July 30, 2020 July 29, 2017 SBIC IV $150.0 $150.0 3.5% 4 10-year maturity after drawn N/A SBIC V $133.0 $150.0 3.5% 4 10-year maturity after drawn N/A SBIC VI $0.0 $50.0 N/A 10-year maturity after drawn N/A GC Advisors Revolving Credit Facility $0.0 $20.0 Applicable Federal Rate June 22, 2019 N/A 2010 Debt Securitization 2014 Debt Securitization 1. The Class B-Refi and Subordinated Notes issued in the 2010 Debt Securitization, as amended in October 2016, totaling $10.0 million and $135.0 million, respectively, were retained by us. 2. The Class C Notes and LLC Equity Interests issued in the 2014 Debt Securitization, totaling $37.5 million and $119.1 million, respectively, were retained by us. 3. On May 2, 2017, the revolving credit facility with Wells Fargo was amended to, among other things, increase the size of the credit facility from $200 million to $225 million. 4. The SBA debentures have interest rates that are fixed at various pooling dates and have an average annualized rate of 3.5%. Debt Facilities

Common Stock and Distribution Information 17 Common Stock Data Distribution Data Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount (in 000s) May 11, 2015 June 18, 2015 June 29, 2015 $0.32 Quarterly $16,393 August 4, 2015 September 7, 2015 September 29, 2015 $0.32 Quarterly $16,403 November 17, 2015 December 11, 2015 December 29, 2015 $0.32 Quarterly $16,416 February 2, 2016 March 7, 2016 March 30, 2016 $0.32 Quarterly $16,442 May 3, 2016 June 6, 2016 June 29, 2016 $0.32 Quarterly $16,484 August 3, 2016 September 5, 2016 September 29, 2016 $0.32 Quarterly $17,538 November 14, 2016 December 12, 2016 December 29, 2016 $0.32 Quarterly $17,619 November 14, 2016 December 12, 2016 December 29, 2016 $0.25 Special $13,765 February 7, 2017 March 7, 2017 March 30, 2017 $0.32 Quarterly $17,676 May 4, 2017 June 6, 2017 June 29, 2017 $0.32 Quarterly $18,3571 Fiscal Year Ended September 30, 2016 High Low End of Period First Quarter $17.47 $16.12 $16.63 Second Quarter $17.38 $15.23 $17.31 Third Quarter $18.08 $16.84 $18.07 Fourth Quarter $19.75 $18.18 $18.57 Fiscal Year Ended September 30, 2017 First Quarter $18.76 $17.55 $18.39 Second Quarter $19.88 $18.38 $19.88 1. Estimated based on 57,365,923 of shares outstanding on May 4, 2017, which includes the issuance of 262,500 shares on April 6, 2017 pursuant to the underwriter’s exercise of the option to purchase additional shares granted in connection with the public offering in March 2017.